UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 17, 2020

Transportation and Logistics Systems, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34970	26-3106763
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Military Trail, Suite 22-357

Jupiter, Florida 33458

(Address of Principal Executive Offices)

(833) 764-1443

(Issuer’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	TLSS	OTC US

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Forward Looking Statements

Statements in this report regarding Transportation and Logistics Systems, Inc. (the “Company”) that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements, including, but not limited to, financial guidance, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not directly or exclusively relate to historical facts. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “intend,” “plan,” “goal,” “seek,” “strategy,” “future,” “likely,” “believes,” “estimates,” “projects,” “forecasts,” “predicts,” “potential,” or the negative of those terms, and similar expressions and comparable terminology. These include, but are not limited to, statements relating to future events or our future financial and operating results, plans, objectives, expectations and intentions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not be achieved. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they represent our intentions, plans, expectations, assumptions and beliefs about future events and are subject to known and unknown risks, uncertainties and other factors outside of our control that could cause our actual results, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. In addition to the risks described above, these risks and uncertainties include: our ability to successfully execute our business strategies, including integration of acquisitions and the future acquisition of other businesses to grow our Company; customers’ cancellation on short notice of master service agreements from which we derive a significant portion of our revenue or our failure to renew such master service agreements on favorable terms or at all; our ability to attract and retain key personnel and skilled labor to meet the requirements of our labor-intensive business or labor difficulties which could have an effect on our ability to bid for and successfully complete contracts; the ultimate geographic spread, duration and severity of the coronavirus outbreak and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or ameliorate its effects; our failure to compete effectively in our highly competitive industry could reduce the number of new contracts awarded to us or adversely affect our market share and harm our financial performance; our ability to adopt and master new technologies and adjust certain fixed costs and expenses to adapt to our industry’s and customers’ evolving demands; our history of losses, deficiency in working capital and a stockholders’ deficit and our ability to achieve sustained profitability; material weaknesses in our internal control over financial reporting and our ability to maintain effective controls over financial reporting in the future; our substantial indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations; the impact of new or changed laws, regulations or other industry standards that could adversely affect our ability to conduct our business; and changes in general market, economic, social and political conditions in the United States and global economies or financial markets, including those resulting from natural or man-made disasters.

These forward-looking statements represent our estimates and assumptions only as of the date of this report and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report. Given these uncertainties, you should not place undue reliance on these forward-looking statements and should consider various factors, including the risks described, among other places, in our most recent Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q, as well as any amendments thereto, filed with the Securities and Exchange Commission.

Item 3.02 Unregistered Sales of Equity Securities.

Issuance of Series D Convertible Preferred Stock

On August 30, 2019, Transportation and Logistics Systems, Inc. (the “Company”) issued and sold to investors convertible promissory notes (the “Notes”), and warrants (the “Warrants”) to purchase shares of our common stock, par value $0.001 per share (the “Common Stock”) pursuant to a Securities Purchase Agreement (the “Purchase Agreement”) with the accredited investors (together with their respective heirs, successors and assigns, the “Investors”). These Notes and Warrants include down-round provisions under which the Note conversion price and Warrant exercise price were reduced, on a full-ratchet basis, to a fraction of a penny due to Company defaults on the Notes and other convertible debt securities.

On July 20, 2020, the Company entered an Exchange Agreement (the “Cavalry Exchange Agreement”) with one of the Investors, Cavalry Fund I, LP, (“Cavalry”) to exchange outstanding Notes and Warrants for a newly created series of preferred stock designated the Series D Convertible Preferred Stock (the “Series D”). Pursuant to the Cavalry Exchange Agreement, Cavalry exchanged Notes with an aggregate remaining principal amount outstanding of $559,846.31 and Warrants to purchase 228,713,916 shares of Common Stock for 301,457 shares of Series D (the “Exchange”).

The description of the Series D set forth under the section entitled “Series D Certificate of Designation” of Item 5.03 is incorporated by reference herein.

In connection with Exchange, the Company and Cavalry entered into a leak-out agreement, dated as of July 20, 2020 (the “Cavalry Leak-Out Agreement”), whereby Cavalry agreed that, until the earliest to occur of (a) 120 days from July 20, 2020, (b) the Common Stock trading at an average reported volume of at least 100,000,001 shares for three consecutive trading days, (c) the price per share of the Common Stock exceeding $0.10 in a transaction, (d) the time of release (whether by termination of an applicable leak-out agreement or otherwise), in whole or in part, of any leak-out agreement with any other holder of securities, or (e) any breach by the Company of any term of the Cavalry Leak-Out Agreement that is not cured within five trading days following delivery of written notice of such breach by Cavalry to the Company, neither Cavalry, nor any of its Affiliates (as defined in the Leak-Out Agreement), collectively, shall sell, on any trading day, more than 10% of the Common Stock sold on such trading day.

In compliance with the Purchase Agreement, the Company has offered to exchange the Notes and Warrants held by the other Investors for Series D on terms and conditions substantially similar to the Exchange pursuant to one or more Exchange Agreements in substantially the form of the Cavalry Exchange Agreement (“Exchange Agreements”) and one or more Leak-Out Agreements in substantially the form of the Cavalry Leak-Out Agreement (“Leak-Out Agreements”). A copy of the form of Exchange Agreement is attached as Exhibit 4.1 to this Current Report on Form 8-K. The above description is qualified by reference to the complete text of the form of Exchange Agreement. A copy of the form of Leak-Out Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K. The above description is qualified by reference to the complete text of the form of Leak-Out Agreement.

Item 3.03 Material Modification to Rights of Security Holders.

The information contained in Item 3.02 is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Authorized Share Increase Amendment

To enable the Company to meet certain commitments made to stockholders, convertible note holders and warrant holders in conjunction with capital raising efforts in the summer and fall of 2019 and during the first quarter of 2020 to issue, or keep available for issuance, additional shares of its common stock, the Company’s Board of Directors (the “Board”) unanimously adopted a resolution seeking stockholder approval to authorize the Board of Directors to amend the Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 500,000,000 shares to 4,000,000,000 shares (the “Authorized Share Increase Amendment”). Shareholder approval for the Authorized Share Increase Amendment was obtained on June 26, 2020 from stockholders that held at least 51% of the voting power of the stock of the Company entitled to vote thereon, as of the record date of June 26, 2020. These consents constituted a sufficient number of votes to approve the Authorized Share Increase Amendment under the Company’s Amended and Restated Articles of Incorporation, bylaws and Nevada law.

Pursuant to applicable securities laws and Section 78.390 of the Nevada Revised Statutes, the Company prepared and mailed an Information Statement to its stockholders of record on the record date beginning on June 30, 2020. In compliance with Rule 14(c)-2(b) of the Securities Exchange Act of 1934, as amended, the Authorized Share Increase Amendment became effective on July 20, 2020 which was at least twenty calendar days after the Information Statement was first sent to stockholders.

A copy of the Authorized Share Increase Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K. The above description is qualified by reference to the complete text of the Authorized Share Increase Amendment.

Withdrawal of Series A Certificate of Designation

The Board created a Series A issue of preferred stock (the “Series A”) on April 6, 2017 by filing a Certificate of Designation with the Secretary of State of the State of Nevada. Such Certificate of Designation was subsequently amended by the filing of an Amendment to Certificate of Designation on August 7, 2017 (the Series A Certificate of Designation, as amended, the “Series A COD”). The Board designated 4,000,000 shares of preferred stock as Series A. On April 9, 2019, the Company entered into agreements with all holders of its Series A to exchange all 4,000,000 outstanding shares of preferred stock for an aggregate of 2,600,000 shares of restricted common stock. Upon conversion, pursuant to Section 9(i) of the Series A COD, the shares of Series A became undesignated upon their return to the Company. As a condition to the Exchange, the Company filed a Certificate of Withdrawal of Certificate of Designation for the Series A COD on July 17, 2020 (the “Series A Certificate of Withdrawal”). A copy of the Series A Certificate of Withdrawal of the Company is attached as Exhibit 3.2 to this Current Report on Form 8-K. The above description is qualified by reference to the complete text of the Series A Certificate of Withdrawal.

Series D Certificate of Designation

In connection with the Exchange, the Board created the Series D pursuant to the authority vested in the Board by the Company’s Amended and Restated Articles of Incorporation to issue up to 10,000,0000 shares of preferred stock, $0.001 par value per share, of which 8,300,000 are unissued and undesignated. The Company’s Amended and Restated Articles of Incorporation explicitly authorize the Board to issue any or all of such shares of preferred stock in one (1) or more classes or series and to fix the designations, powers, preferences and rights, the qualifications, limitations or restrictions thereof, including dividend rights, dividend rates, conversion rights, voting rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any class or series, without further vote or action by the stockholders.

On July 20, 2020, the Board filed the Certificate of Designation of Preferences, Rights and Limitations of Series D Preferred Stock (the “Series D COD”) with the Secretary of State of the State of Nevada designating 1,250,000 shares of preferred stock as Series D. The Series D does not have the right to vote. The Series D has a stated value of $6.00 per share (the “Stated Value”). Subject only to the liquidation rights of the holders of Series B Preferred Stock that is currently issued and outstanding, upon the liquidation, dissolution or winding up of the business of the Company, whether voluntary or involuntary, the Series D is entitled to receive an amount per share equal to the Stated Value and then receive a pro-rata portion of the remaining assets available for distribution to the holders of Common Stock on an as-converted to Common Stock basis. Until July 20, 2021, the holders of Series D have the right to participate, pro rata, in each subsequent financing in an amount up to 25% of the total proceeds of such financing on the same terms, conditions and price otherwise available in such subsequent financing.

Subject to a beneficial ownership limitation and customary adjustments for stock dividends and stock splits, each share of Series D is convertible into 1,000 shares of Common Stock. A holder of Series D may not convert any shares of Series D into Common Stock if the holder (together with the holder’s affiliates and any persons acting as a group together with the holder or any of the holder’s affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the conversion, as such percentage ownership is determined in accordance with the terms of the Series D COD. However, upon notice from the holder to the Company, the holder may decrease or increase the beneficial ownership limitation, which may not exceed 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Series D COD, provided that any such increase or decrease in the beneficial ownership limitation will not take effect until 61 days following notice to the Company.

Approval of at least a majority of the outstanding Series D is required to: (a) amend or repeal any provision of, or add any provision to, the Company’s Articles of Incorporation or bylaws, or file any Certificate of Designation (however such document is named) or articles of amendment to create any class or any series of preferred stock, if such action would adversely alter or change in any respect the preferences, rights, privileges or powers, or restrictions provided for the benefit, of the Series D, regardless of whether any such action shall be by means of amendment to the Articles of Incorporation or bylaws or by merger, consolidation or otherwise or filing any Certificate of Designation, it being understood that the creation of a new security having rights, preferences or privileges senior to or on parity with the Series D in a future financing will not constitute an amendment, addition, alteration, filing, waiver or repeal for these purposes; (b) increase or decrease (other than by conversion) the authorized number of Series D; (c) issue any Series D, other than to the Investors; or (d) without limiting any provision hereunder, whether or not prohibited by the terms of the Series D, circumvent a right of the Series D.

A copy of the Series D COD of the Company is attached as Exhibit 3.3 to this Current Report on Form 8-K. The above description is qualified by reference to the complete text of the Series D COD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Articles of Incorporation of Transportation and Logistics Systems, Inc., effective as of July 20, 2020.
3.2	Certificate of Withdrawal of Certificate of Designation of Series A Convertible Preferred Stock, filed on July 17, 2020.
3.3	Certificate of Designation of Preferences, Rights and Limitations of Series D Preferred Stock of the Company, filed on July 20, 2020.
4.1*	Form of Exchange Agreement.
10.1	Form of Leak-Out Agreement.

* Exhibit B to this document has been separately filed as Exhibit 3.3 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2020	Transportation and Logistics Systems, Inc.

	By:	/s/ John Mercadante
	Name:	John Mercadante
	Title:	Chief Executive Officer